UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2016
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-32989 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⬜	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⬜	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⬜	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⬜	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 30, 2016, Yuma Energy, Inc. (the “Company”) furnished a Current Report on Form 8-K (the “Original Form 8-K”), under Items 2.02 and 9.01 regarding a press release disclosing the Company’s financial and operating results for the year ended December 31, 2015 and certain other information. Subsequent to the furnishing of the Original Form 8-K, the Company issued a revised version of the press release to add information regarding a going concern qualification in the report of the Company’s independent public auditing firm relating to the Company’s audited financial statements as of December 31, 2015 and for the years ended December 31, 2014 and 2015.

Accordingly, the Company is furnishing this Amendment No. 1 on Form 8-K/A to furnish a copy of the revised version of the press release, which was issued on April 6, 2016. A copy of the revised press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A. The Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A represents the corrected press release in its entirety and amends and supersedes Exhibit 99.1 to the Original Form 8-K.

Item 2.02                       Results of Operations and Financial Condition.

On April 6, 2016, Yuma Energy, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2015. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                       Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated April 6, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: April 6, 2016	Title:	President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release dated April 6, 2016